EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Kucher, certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of Battle Mountain Gold Exploration Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and
we have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my
supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)	Paragraph omitted in accordance with SEC transition instructions contained in SEC Release No. 33-8238, and an extension of the compliance date in accordance with SEC Release No. 33-8545;

c)	Evaluated the effectiveness of the small business issuer's
disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	Disclosed in this report any change in the small business
issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to
materially affect, the small business issuer's internal control over financial reporting; and

5.	The Registrant's other certifying officer and I have disclosed,

based on our most recent evaluation, to the Registrant's auditors

and the	audit committee of Registrant's board of directors
or persons performing the equivalent function):

a)	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small
business issuer's ability to record, process, summarize and
report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: May 14, 2007

By: /s/ Mark Kucher
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Mark Kucher
Chief Executive Officer